Exhibit C.1

Contract Price Specification

Equipment	Quantity	Unit Price	Total

Vestas V82, 1,65 MW, 60 Hz (IEC Class II) Wind Turbine	18	$1,130,945 and €946,200	$20,357,005 and €17,031,600
Including:
Delivery to the Delivery Point
Tower, 80 meter hub height, IEC II, 4 sections
Advanced Grid (LVRT) option
Low temperature package
Power factor correction
Packing of Turbine Nacelles, Blade Sets and Towers at the factory
Import duties
Commissioning of Wind Turbines
Technical Advisors in accordance with the Agreement
Customer Training
Vestas Online Business SCADA

Total Price:			$20,357,005 and €17,031,600

Component of Contract Price	Amount	Exchange Rate ($ per €)	Post-Hedging Amount
US Dollar Component	$20,357,005	1.27
Adjustable Portion	€17,031,600
	Total Contract Price:

Exhibit C.2

Payment Schedule

Payment	Percentage
Down Payment	25%
Shipping Payment (pro rata per Component)	55%
Delivery Payment (pro rata per Component)	5%
Wind Turbine Commissioning Completion (pro rata per Wind Turbine)	5%
Final Completion	10% and any and all other amounts payable pursuant to Section 4.2.5
Completion of Punch List Items	150% of the value of the relevant Punch List Item

Exhibit C.3

Form of Application for Payment

DATE:

1.

Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Wind Turbine Supply Agreement dated as of September 29, 2006 (the “Agreement”), by and between Vestas-American Wind Technology, Inc., a California corporation (“Supplier”), and Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”).

2.

Pursuant to Section 4.5 of the Agreement, Supplier hereby submits this Application for Payment with respect to the achievement or deemed achievement of the following Supplier Milestone(s) along with documentation related to such Supplier Milestone(s) (Check all that apply):

	Payment Event	Amount Due
A. ____

Wind Turbines Shipped:

_______ Blades have been shipped

_______ Turbine Nacelles have been shipped

_______ Hubs have been shipped

1.

List of serial numbers (or other form of identification) attached.

2.

Copies of Shipping Certificates or bills of lading or other evidence of shipment attached.

$____________
B. ____

Tower Sections Shipped:

_____

Tower sections have been shipped

1.

List of Tower section serial numbers (or other form of identification) attached.

2.

Copies of Shipping Certificates or bills of lading or other evidence of shipment attached.

$____________
C. ____

Wind Turbine Delivery:

_______ Blades have been delivered to the Delivery Point

_______ Turbine Nacelles have been delivered to the Delivery Point

_______ Hubs have been delivered to the Delivery Point

1.

Identification of equipment delivered attached.

2.

Applicable Delivery Certificate or Delayed Delivery Certificate executed by Supplier and countersigned (or deemed countersigned) by Buyer attached.

$____________
D. _____

Tower Section Delivery:

_______ Tower sections have been delivered to the Delivery Point

1.

Identification of equipment delivered attached.

2.

Applicable Delivery Certificate or Delayed Delivery Certificate executed by Supplier and countersigned (or deemed countersigned) by Buyer attached.

$____________
E. _____

Commissioning Completion:

_____

Wind Turbines have achieved Commissioning Completion

1.

Identification of Wind Turbines that achieved Commissioning Completion attached.

2.

Applicable Commissioning Completion Certificate or Delayed Commissioning Completion Certificate executed by Supplier and countersigned (or deemed countersigned) by Buyer attached.

$____________
F.

Final Completion:

_____ Final Completion has been achieved

_____ The Final Completion payment with respect to ___ Wind Turbines is payable pursuant to Section 4.2.5.

1.

Final Completion Certificate or Delayed Final Completion Certificate executed by Supplier and countersigned (or deemed countersigned) by Buyer attached.

$____________
G. _____	Punch List Holdback Amount: _____ Supplier has completed the following Punch List item: [___________] [i.e. specify the Punch List item completed]	$____________
H. _____

CHANGE ORDERS (check all that apply):

____  Supplier has performed such portion of the Equipment Supply Obligations described in Change Order No. [____] as [_____________] [i.e. specify the payment event]

1.

Documentation identified in the Change Order reflecting completion of the relevant Equipment Supply Obligations attached.

$____________
I. ____	Other Payment Events: A payment event other than those listed above has occurred and is described in the attached.	$____________
	Total Payment:	$____________

3.

____ (check if applicable) Attached is a Vestas-American standard invoice for amounts due (provided that any terms for payment set forth therein shall be superceded by the terms and conditions of the Agreement).

4.

Payments to Supplier shall be wire transferred in accordance with the following instructions:

Wachovia Bank

Charlotte, NC

ABA No.:  053000219

Account No. 2000022-984115

Account Name:  Vestas-American Wind Technology, Inc.

5.

The person signing immediately below is authorized to submit this form for and on behalf of Supplier.

Vestas-American Wind Technology, Inc.
By: Name: Title:

Exhibit C.4

Supplier’s Account Information

Payments in United States Dollars to be made by wire transfer to the following account:

Wachovia Bank

Charlotte, NC

ABA No.:  053000219

Account No.: 2000022-984115

Account Name:  Vestas American Wind Technology, Inc.

And e-mail wire details to: ar@vestas-awt.com